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                                                                      EXHIBIT 21

         LIST OF THE SUBSIDIARIES OF FELCOR LODGING LIMITED PARTNERSHIP
                            (as of December 31, 2002)

                                                                      STATE AND FORM OF
                          NAME                                           ORGANIZATION
                          ----                                        -----------------
FelCor/CSS Hotels, L.L.C.                                     Delaware; Limited Liability Company

FelCor/CSS Holdings, L.P.                                     Delaware; Limited Partnership

FelCor/St. Paul Holdings, L.P.                                Delaware; Limited Partnership

FelCor/Charlotte Hotel, L.L.C.                                Delaware; Limited Liability Company

FelCor/Indianapolis Hotel, L.L.C.                             Delaware; Limited Liability Company

E.S. Charlotte Limited Partnership                            Minnesota; Limited Partnership

E.S. North, an Indiana Limited Partnership                    Indiana; Limited Partnership

FCH/PSH, L.P.                                                 Pennsylvania; Limited Partnership

FelCor Lodging Holding Company, L.L.C.                        Delaware; Limited Liability Company

FelCor Lodging Company, L.L.C.                                Delaware; Limited Liability Company

FelCor Hotel Operating Company, L.L.C.                        Delaware; Limited Liability Company

FelCor Pennsylvania Company, L.L.C.                           Delaware; Limited Liability Company

FelCor Hospitality Holding Company, L.L.C.                    Delaware; Limited Liability Company

FelCor Hospitality Company, L.L.C.                            Delaware; Limited Liability Company

FelCor Hotel Asset Company, L.L.C.                            Delaware; Limited Liability Company

FHAC Nevada Holdings, L.L.C.                                  Nevada; Limited Liability Company

FHAC Texas Holdings, L.P.                                     Texas; Limited Partnership

FelCor HHCL Company, L.L.C.                                   Delaware; Limited Liability Company

FelCor Hotels GenPar, L.L.C.                                  Delaware; Limited Liability Company

FelCor Hotels LimPar, L.L.C.                                  Delaware; Limited Liability Company

HHHC GenPar, L.P.                                             Delaware; Limited Partnership

FelCor Hotel Company, Ltd.                                    Texas; Limited Partnership

FelCor Hotels GenPar II, L.L.C.                               Delaware; Limited Liability Company

FelCor Hotel Company II, Ltd.                                 Texas; Limited Partnership

                                                                      STATE AND FORM OF
                          NAME                                           ORGANIZATION
                          ----                                        -----------------
FelCor Chat-Lem, L.L.C.                                       Delaware; Limited Liability Company

HI Chat-Lem/Iowa - New Orleans Venture                        Louisiana; General Partnership

FelCor Philadelphia Center, L.L.C.                            Delaware; Limited Liability Company

FelCor Marshall Motels, L.L.C.                                Delaware; Limited Liability Company

Center City Hotel Associates                                  Pennsylvania; Limited Partnership

FelCor Hotels Financing II, L.L.C.                            Delaware; Limited Liability Company

FelCor Hotels Financing I, L.L.C.                             Delaware; Limited Liability Company

FelCor Hotels Investments I, Ltd.                             Texas; Limited Partnership

FelCor Hotels Investments II, Ltd.                            Texas; Limited Partnership

FelCor Salt Lake, L.L.C.                                      Delaware; Limited Liability Company

FelCor St. Louis Company, L.L.C.                              Delaware; Limited Liability Company

FelCor Canada Holding GP, L.L.C.                              Delaware; Limited Liability Company

FelCor Canada Holding, L.P.                                   Delaware; Limited Partnership

FelCor Canada Co.                                             Nova Scotia; Unlimited Liability Company

FelCor Omaha Hotel Company, L.L.C.                            Delaware; Limited Liability Company

FelCor Country Villa Hotel, L.L.C.                            Delaware; Limited Liability Company

FelCor Moline Hotel, L.L.C.                                   Delaware; Limited Liability Company

FelCor Eight Hotels, L.L.C.                                   Delaware; Limited Liability Company

EPT Meadowlands Limited Partnership                           Delaware; Limited Partnership

EPT Kansas City Limited Partnership                           Delaware; Limited Partnership

EPT San Antonio Limited Partnership                           Delaware; Limited Partnership

EPT Austin Limited Partnership                                Delaware; Limited Partnership

EPT Overland Park Limited Partnership                         Delaware; Limited Partnership

EPT Atlanta - Perimeter Center Limited Partnership            Delaware; Limited Partnership

EPT Raleigh Limited Partnership                               Delaware; Limited Partnership

EPT Covina Limited Partnership                                Delaware; Limited Partnership

Promus/FCH Condominium Company, L.L.C.                        Delaware; Limited Liability Company

                                                                      STATE AND FORM OF
                          NAME                                           ORGANIZATION
                          ----                                        -----------------
Promus/FCH Development Company, L.L.C.                        Delaware; Limited Liability Company

Promus/FelCor San Antonio Venture                             Texas; General Partnership

Promus/FelCor Parsippany Venture                              New Jersey; General Partnership

MHV Joint Venture                                             Texas; General Partnership

Promus/FelCor Lombard Venture                                 Illinois; General Partnership

Promus/FelCor Hotels, L.L.C.                                  Delaware; Limited Liability Company

Kingston Plantation Development Corp.                         Delaware; Corporation

Promus/FelCor Manager, Inc.                                   Delaware; Corporation

FelCor/New Orleans Annex, L.L.C.                              Delaware; Limited Liability Company

Brighton at Kingston Plantation, L.L.C.                       Delaware; Limited Liability Company

Margate Towers at Kingston Plantation, L.L.C.                 Delaware; Limited Liability Company

FCH/DT Hotels, L.L.C.                                         Delaware; Limited Liability Company

FCH/DT Holdings, L.P.                                         Delaware; Limited Partnership

FCH/DT BWI Holdings, L.P.                                     Delaware; Limited Partnership

FelCor/LAX Hotels, L.L.C.                                     Delaware; Limited Liability Company

FelCor/LAX Holdings, L.P.                                     Delaware; Limited Partnership

Los Angeles International Airport Hotel Associates, a
Texas limited partnership                                     Texas; Limited Partnership

Park Central Joint Venture                                    Texas; General Partnership

FelCor Airport Utilities, L.L.C.                              Delaware; Limited Liability Company

FelCor/MM Hotels, L.L.C.                                      Delaware; Limited Liability Company

FelCor/MM Holdings, L.P.                                      Delaware; Limited Partnership

Tysons Corner Hotel Company, L.L.C.                           Delaware; Limited Liability Company

FelCor/MM S-7 Hotels, L.L.C.                                  Delaware; Limited Liability Company

FelCor/MM S-7 Holdings, L.P.                                  Delaware; Limited Partnership

FelCor/CMB Buckhead Hotel, L.L.C.                             Delaware; Limited Liability Company

FelCor/CMB Corpus Hotel, L.L.C.                               Delaware; Limited Liability Company

                                                                      STATE AND FORM OF
                          NAME                                           ORGANIZATION
                          ----                                        -----------------
FelCor/CMB Corpus Holdings, L.P.                              Delaware; Limited Partnership

FelCor/CMB Deerfield Hotel, L.L.C.                            Delaware; Limited Liability Company

FelCor/CMB Marlborough Hotel, L.L.C.                          Delaware; Limited Liability Company

FelCor/CMB New Orleans Hotel, L.L.C.                          Delaware; Limited Liability Company

FelCor/CMB Orsouth Hotel, L.L.C.                              Delaware; Limited Liability Company

FelCor/CMB Orsouth Holdings, L.P.                             Delaware; Limited Partnership

FelCor/CMB Piscataway Hotel, L.L.C.                           Delaware; Limited Liability Company

FelCor/CMB SSF Hotel, L.L.C.                                  Delaware; Limited Liability Company

FelCor/CMB SSF Holdings, L.P.                                 Delaware; Limited Partnership

FCH/IHC Hotels, L.P.                                          Delaware; Limited Partnership

FCH/IHC Dallas Holdings, L.L.C.                               Delaware; Limited Liability Company

FCH/IHC Dallas Hotels, L.P.                                   Delaware; Limited Partnership

FCH/IHC I-10 Holdings, L.L.C.                                 Delaware; Limited Liability Company

FCH/IHC I-10 Hotels, L.P.                                     Delaware; Limited Partnership

FCH/IHC Atlanta Hotels, L.L.C.                                Delaware; Limited Liability Company

FCH/IHC Scottsdale Hotels, L.L.C.                             Delaware; Limited Liability Company

FCH/IHC Houston Holdings, L.L.C.                              Delaware; Limited Liability Company

FCH/IHC Houston Hotels, L.P.                                  Delaware; Limited Partnership

FCH/HHC Hotels, L.L.C.                                        Delaware; Limited Liability Company

FelCor TRS I, L.L.C.                                          Delaware; Limited Liability Company

FelCor TRS Holdings, L.P.                                     Delaware; Limited Partnership

FelCor TRS II, Inc.                                           Delaware; Corporation

DJONT Operations, L.L.C.                                      Delaware; Limited Liability Company

DJONT Leasing, L.L.C.                                         Delaware; Limited Liability Company

DJONT/EPT Manager, Inc.                                       Delaware; Corporation

                                                                      STATE AND FORM OF
                          NAME                                           ORGANIZATION
                          ----                                        -----------------

DJONT/EPT Leasing, L.L.C.                                     Delaware; Limited Liability Company

FCH/DT Leasing, L.L.C.                                        Delaware; Limited Liability Company

FCH/DT Leasing II, L.L.C.                                     Delaware; Limited Liability Company

FCH/SH Leasing, L.L.C.                                        Delaware; Limited Liability Company

FCH/SH Leasing II, L.L.C.                                     Delaware; Limited Liability Company

DJONT/CMB Buckhead Leasing, L.L.C.                            Delaware; Limited Liability Company

DJONT/CMB FCOAM, L.L.C.                                       Delaware; Limited Liability Company

DJONT/CMB Deerfield Leasing, L.L.C.                           Delaware; Limited Liability Company

DJONT/CMB Corpus Leasing, L.L.C.                              Delaware; Limited Liability Company

DJONT/CMB SSF Leasing, L.L.C.                                 Delaware; Limited Liability Company

DJONT/CMB Orsouth Leasing, L.L.C.                             Delaware; Limited Liability Company

DJONT/CMB New Orleans Leasing, L.L.C.                         Delaware; Limited Liability Company

DJONT/CMB Piscataway Leasing, L.L.C.                          Delaware; Limited Liability Company

BHR Operations, L.L.C.                                        Delaware; Limited Liability Company

FCH/JVEIGHT Leasing, L.L.C.                                   Delaware; Limited Liability Company

FCH/IHC Leasing, L.P.                                         Delaware; Limited Partnership

FCH/IHC Atlanta Leasing, L.L.C.                               Delaware; Limited Liability Company

FCH/IHC Scottsdale Leasing, L.L.C.                            Delaware; Limited Liability Company

FCH/IHC I-10 Leasing GP, L.L.C.                               Delaware; Limited Liability Company

FCH/IHC I-10 Leasing, L.P.                                    Delaware; Limited Partnership

FCH/IHC Houston Leasing GP, L.L.C.                            Delaware; Limited Liability Company

FCH/IHC Houston Leasing, L.P.                                 Delaware; Limited Partnership

FCH/IHC Dallas Leasing GP, L.L.C.                             Delaware; Limited Liability Company

FCH/IHC Dallas Leasing, L.P.                                  Delaware; Limited Partnership

FCH/HHC Leasing, L.L.C.                                       Delaware; Limited Liability Company

                                                                      STATE AND FORM OF
                          NAME                                           ORGANIZATION
                          ----                                        -----------------
BHR Hotels Finance, Inc.                                      Delaware; Corporation

BHR Dallas Tenant Company, L.P.                               Delaware; Limited Partnership

BHR Plano Tenant Company, L.P.                                Delaware; Limited Partnership

BHR Lodging Tenant Company                                    Delaware; Corporation

BHR Canada Tenant Company                                     Nova Scotia; Unlimited Liability Company

BHR Salt Lake Tenant Company, L.L.C.                          Delaware; Limited Liability Company
